UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 29, 2026

NORWEGIAN CRUISE LINE HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-35784	98-0691007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	NCLH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 29, 2026, NCL Corporation Ltd. (“NCLC”), a subsidiary of Norwegian Cruise Line Holdings Ltd. (“NCLH”), elected to irrevocably fix the Settlement Method to Cash Settlement for all exchanges of its (i) 1.125% Exchangeable Senior Notes due 2027 (the “1.125% Notes”), issued pursuant to an indenture, dated as of November 19, 2021, by and among NCLC, as issuer, NCLH, as guarantor, and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee (the “1.125% Notes Indenture”), and (ii) 2.50% Exchangeable Senior Notes due 2027 (the “2.50% Notes” and, together with the 1.125% Notes, the “Notes”), issued pursuant to an indenture, dated as of February 15, 2022, by and among NCLC, as issuer, NCLH, as guarantor, and U.S. Bank Trust Company, National Association, as trustee (the “2.50% Notes Indenture” and, together with the 1.125% Notes Indenture, each, an “Indenture”), by delivering notice of such election to the Holders and the Trustee, in each case pursuant to the terms of the applicable Indenture. As a result, all exchanges of Notes with an Exchange Date on and after May 29, 2026 will be settled by payment in cash using Cash Settlement in accordance with the applicable Indenture. The elections are expected to reduce the diluted weighted-average shares outstanding guidance issued on May 4, 2026 by approximately 2 million shares for the quarter ending June 30, 2026 and approximately 4 million shares for the year ending December 31, 2026.

Capitalized terms used but not otherwise defined herein have the meanings given to them in the applicable Indenture.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Norwegian Cruise Line Holdings Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 29, 2026	NORWEGIAN CRUISE LINE HOLDINGS LTD.

	By:	/s/ Mark A. Kempa
		Name:	Mark A. Kempa
		Title:	Executive Vice President and Chief Financial Officer